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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption 'Experts' and to the use of our report dated January 9, 1998, in Amendment No. 1 to the Registration Statement (Form SB-2 No. 333-42121) and related Prospectus of Harvey Electronics, Inc. for the registration of 950,000 shares of its common stock and 1,450,000 of its redeemable common stock purchase warrants.

                                         /s/ ERNST & YOUNG LLP

Melville, New York
February 17, 1998